EXHIBIT 32.2

Section 906 CFO Certification

I, David N. Walker, Chief Financial Officer of MAXIMUS, Inc. (“the Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2010 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)) and

2.     The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 8, 2011

/s/ David N. Walker
David N. Walker
Chief Financial Officer